UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): November 1, 2013 (October 30, 2013)

ZNOMICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-136372	52-2340974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9531 West 78th Street, Suite 340

Eden Prairie, MN 55344
(Address of principal executive offices) (Zip Code)

(701) 651-3011
(Registrant’s telephone number, including area code)

301 Carlson Parkway, Suite 103

Minneapolis, MN 55305
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 31, 2013, Znomics, Inc., a Nevada corporation (“Znomics”) and its newly-formed, wholly-owned subsidiary, WHC Acquisition, Inc. (the “Merger Sub”), entered into an Agreement and Plan of Merger with Williston Holding Company, Inc., a Nevada corporation (“WHC”) (the “Merger Agreement”). WHC is a North Dakota-based infrastructure development company formed for the purpose of developing, operating, and/or investing in infrastructure-related projects in the Bakken Shale region of North Dakota. There are no material relationships between Znomics and WHC, other than with respect to the Merger Agreement.

Pursuant to the Merger Agreement, Merger Sub merged with and into WHC, with WHC remaining as the surviving entity and a wholly-owned subsidiary of Znomics. The transaction is referred to throughout this report as the “Merger.” The Merger was effective as of November 1, 2013, upon the filing of Articles of Merger with the Nevada Secretary of State.

Prior to, and as a condition of, the Merger, Znomics effected a recapitalization of its capital stock. Znomics completed a reverse stock split, pursuant to which all shares of its common stock (including shares reserved for issuance upon the exercise of outstanding options and warrants) were combined on a 1-for-285 basis. After effecting the reverse stock split, Znomics had approximately 200,903 shares of common stock issued and outstanding and approximately 6,283 additional shares of common stock issuable upon the exercise of outstanding options and warrants. The reverse stock split did not affect Znomics’ authorized capital, which remains at 100,000,000 shares of capital stock, par value $.001. Additionally, consistent with the Merger Agreement, Znomics created a second class of common stock, Class B Common Stock, the holders of which are entitled to 100 votes for each share held.

At the effective time of the Merger, the legal existence of the Merger Sub ceased and all shares of WHC capital stock that were outstanding immediately prior to the Merger were cancelled. One (1) share of WHC common stock was issued to Znomics. In exchange for the cancellation of their shares of WHC capital stock, each share of WHC common stock was exchanged for shares of Znomics common stock such that, upon completion of the Merger, the former holders of WHC capital stock received an aggregate of 3,728,034 shares of Znomics Class A Common Stock and 506,119 shares of Znomics Class B Common Stock, representing approximately 95% of Znomics’ common stock outstanding after the Merger. In addition, all securities convertible into and exercisable for shares of WHC capital stock outstanding immediately prior to the Merger were assumed by Znomics, and Znomics assumed the rights and obligations under WHC’s outstanding warrants.

The Merger represents a change in control of Znomics inasmuch as greater than 50% of the issued and outstanding voting stock of Znomics on a post-Merger basis is now held by the former holders of WHC capital stock. As of the date of this report, there are 3,928,937 shares of Znomics Class A Common Stock and 506,119 shares of Znomics Class B Common Stock outstanding.

Subject to satisfying the required regulatory submissions, Znomics intends to change its name to Williston Holding Company, Inc.

Description of Business of Williston Holding Company, Inc.

Williston Holding Company, Inc. is a privately-held, North Dakota-based infrastructure development company incorporated under Nevada law on March 20, 2012. WHC was formed for the purpose of developing, operating, and/or investing in infrastructure-related projects in the Bakken Shale region of North Dakota, including but not limited to restaurants, hotels, apartment complexes, rental car agencies, shopping centers, office buildings, and water treatment facilities. The company’s initial efforts have focused on the acquisition or development and operation of four restaurants in Williston, North Dakota.

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Williston Brewing Company. Williston Brewing Company is a newly-developed restaurant concept located in the El Rancho Hotel in Williston. This 330-seat, 12,000 square foot facility opened its doors on September 16, 2013 and is believed to be the largest restaurant in the State of North Dakota. Williston Brewing Company offers consumers a higher-quality, more contemporary and approachable “casual-plus” dining experience with higher energy and relevance for approximately the same amount of money as other “mass market” casual dining establishments in the Williston area. The restaurant is the only kitchen in Williston featuring an open viewing experience for customers and a completely made-from-scratch menu. The restaurant’s bar offers 40 beers on tap and an extensive wine collection. A wholly-owned subsidiary of WHC, WHC-WBC, Inc., a Minnesota corporation, has entered into a ten-year lease for the Williston Brewing Company facility.

Doc Holliday’s Roadhouse. On February 6, 2013, WHC’s wholly-owned subsidiary, WHC-CJ, Inc., a Minnesota corporation, acquired the land, building and business associated with Doc Holliday’s Roadhouse. Located on a frontage road near Wal-Mart and in close proximity to the majority of hotel rooms in Williston, this 200-seat facility opened on June 24, 2013 and is intended to become the premiere “country western” eatery and bar in Williston. Doc Holliday’s features a simple menu with an emphasis on high-quality food and exudes the ambiance of America’s Wild West.

Gramma Sharon’s Family Restaurant. On February 26, 2013, WHC’s wholly-owned subsidiary, WHC-GS, Inc., a Minnesota corporation, acquired the land, building and business associated with Gramma Sharon’s Family Restaurant. Located on a frontage road across from Williston’s largest office complex and hospital, this 200-seat facility is Williston’s premier breakfast establishment.

J Dub’s Bar & Grill. On March 21, 2013, WHC’s wholly-owned subsidiary, WHC-JD, Inc., a Minnesota corporation, acquired the land, building and business associated with J Dub’s Bar & Grill. Located on a main road that leads in and out of downtown Williston, this 230-seat facility is Williston’s number one sit-down eatery and sports bar.

As of November 1, 2013, WHC’s corporate office will be located at 9531 West 78th Street, Suite 340, Eden Prairie, Minnesota 55344 with a telephone number of (701) 651-3011. WHC’s business and development operations are located in Williston, North Dakota.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosures set forth in Item 1.01 above are hereby incorporated by reference into this Item 2.01.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosures set forth in Item 1.01 above are hereby incorporated by reference into this Item 3.01. In connection with the Merger, Znomics issued an aggregate of 3,728,034 shares of its Class A Common Stock and 506,119 shares of its Class B Common Stock to the former holders of WHC, all of which were unregistered. For these issuances, Znomics relied on the exemption from federal registration under Section 4(2) of the Securities Act of 1933.

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Item 5.01. Changes in Control of Registrant.

The disclosures set forth in Item 1.01 above are hereby incorporated by reference into this Item 5.01.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

At the effective time of the Merger, Znomics’ Board of Directors was reconstituted by the appointment of Gary O. Benson, James R. Jundt, Marcus E. Jundt, Michael L. Snow and Zachary Snow as directors, all of whom were directors of WHC immediately prior to the Merger, and the resignations of John C. Bergstrom, Tony J. Christianson, Kerry D. Rea, and Gordon F. Stofer from their roles as directors of Znomics. Znomics’ executive management team was also reconstituted, and Gordon F. Stofer and David G. Latzke resigned from their positions as Znomics’ Chief Executive Officer and Chief Financial Officer and Secretary, respectively. The following table sets forth the name and position of each of Znomics’ directors and executive officers after the Merger.

Name	Positions
Marcus E. Jundt	Director & Chief Executive Officer
Lawrence A. Neumann	Chief Financial Officer, Treasurer & Secretary
Perry J. Brush	President & Chief Development Officer
Gary O. Benson	Director
James R. Jundt	Director & Chairman of the Board
Michael L. Snow	Director
Zachary Snow	Director

The biographies of each of the directors and executive officers listed above are set forth below, all of whom began serving Znomics in their respective positions as of the effective time of the Merger.

Marcus E. Jundt served as Chief Executive Officer, Secretary and member of the Board of Directors of WHC from March 2012 through October 2013. From June 2004 to April 2009, Mr. Jundt was a General Partner in Vail Development, LLC, a private holding company for the Four Seasons Hotel in Vail, Colorado. From 2000 to May 2009, Mr. Jundt served on the Board of Directors of Kona Grill and as the Chairman of the Board from March 2004 to May 2009. Mr. Jundt rejoined Kona Grill’s Board in October 2011. From 2000 to 2008, Mr. Jundt was a Director and General Partner of Minnetonka Capital, the largest private holding company of Walgreen’s (NYSE: WAG) locations nationally, consisting of 48 sites. From 1992 to 2006, Mr. Jundt served in various capacities, including as Vice Chairman and President of the investment advisory firm Jundt Associates, Inc. During November 2007, a receiver was appointed to administer the assets of Jundt Associates, Inc. Mr. Jundt holds a Bachelor of Science degree from Gonzaga University and an MBA degree from the J.L. Kellogg Graduate School at Northwestern University. Mr. Jundt filed for personal bankruptcy under Chapter 7 in the State of South Dakota in August 2011. Marcus E. Jundt is the son of James R. Jundt, a director and Chairman of the Board.

Lawrence A. Neumann served as Chief Financial Officer and Treasurer of WHC from March 2012 through October 2013. From October 2011 to March 2012, Mr. Neumann served as Operations Manager of the mutual fund group of Whitebox Advisors, LLC. From January 2011 to October 2011, Mr. Neumann served as Controller of Octavus Group, LLC and LoCorr Fund Management, LLC. From 2009 to 2010, Mr. Neumann served as a workout banker and bankruptcy specialist for Anchor Bancorp, Inc. From 2004 to 2008, Mr. Neumann served as Controller of Hennessey Financial, LLC. From 2002 to 2004, Mr. Neumann served as a Senior Financial Analyst for Piper Jaffray & Company. From 1998 to 2002, Mr. Neumann served in various capacities at Jundt Associates, Inc., last serving as Assistant Controller. Mr. Neumann holds a Bachelor of Business Administration degree with a concentration in Finance from the University of Miami (FL) and holds Series 6, 26, 27 and 63 securities licenses.

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Perry J. Brush served as President and Chief Development Officer of WHC from March 2013 through October 2013. Mr. Brush has over 30 years of experience in the restaurant industry, consisting of design, development, construction, and facilities management. In March 2012, Mr. Brush founded Retail Development Consultants, LLC. From 2008 to February 2010, Mr. Brush served as Vice President of Development for Kona Grill, Inc. (NASDAQ: KONA) and was in charge of all corporate development and construction. From March 2002 to 2007, Mr. Brush served as Vice President of Design and Construction for Pei Wei Asian Diner, and from 2007 to 2008, as Vice President of Design, Development and Facilities Management for P.F. Chang’s and Pei Wei, (NASDAQ: PFCB). From 1997 to 2001, Mr. Brush served as Director of Design and Construction, International Business Development for HMSHost Corporation (Host Marriott Services Corporation) (NYSE: MAR). From March 1991 to 1997, Mr. Brush served as Senior Director of Design and Construction for Long John Silver’s, Inc. (NYSE: YUM). Mr. Brush currently serves on the Board of Directors of P.F. Chang’s Charity Organization. Mr. Brush holds a Bachelor of Science degree in Real Estate and Construction Management from the University of Denver.

Gary O. Benson was appointed to WHC’s Board of Directors in June of 2013. Mr. Benson currently serves as President, Treasurer and Broker of Twin Town Realty, Inc., a real estate brokerage firm, where he has been employed since 1964. Since 1995, he has also served as the General Partner of Goben Enterprises LP, a general investment firm, and as Chief Executive Officer and President of Transcontinental Acceptance Corporation, which currently engages in exercise equipment leasing. Mr. Benson was a director at Global Traffic Network, Inc. from 2005 to September 2011. He also served as a director of (Nihon) Japan Traffic Network from 1999 to 2002.

James R. Jundt was appointed to WHC’s Board of Directors in June of 2013. Mr. Jundt is a director and Chairman of Kona Grill, Inc. and has been since November 2010. Mr. Jundt’s career has primarily been managing portfolios of growth stocks.  Mr. Jundt began his career in 1964 with Merrill Lynch, where he served as a securities analyst with the restaurant and retail industries. Since 1969, Mr. Jundt has been active as portfolio manager with Investors Diversified Services (now Ameriprise Financial Services), St. Paul Advisers and Jundt Associates, an investment advisory firm that Mr. Jundt founded in 1982 which managed pension assets, mutual funds and hedge funds.  Mr. Jundt resigned from Jundt Associates in October 2007 and founded JRJ Management, LLC, an investment advisory firm based in Scottsdale, Arizona. Jundt Associates was placed into receivership in December 2007 by Hennepin County District Court, State of Minnesota. Mr. Jundt holds a Bachelor degree from Gonzaga University and is a Chartered Financial Analyst. James R. Jundt is the father of Marcus E. Jundt.

Michael L. Snow was appointed to WHC’s Board of Directors in June of 2013. Mr. Snow is a lawyer, investor and entrepreneur. He is currently Of Counsel with the Minnesota law firm of Maslon Edelman Borman & Brand, LLP, which he joined in 1976. Mr. Snow is also a director and Vice President of MPLSP Hotel Corporation and a director of each of the following: Cold Spring Granite Inc., rareEARTH, LLC, and Drive Power, LLC. He has served as a director, officer or founder in numerous public and private corporations, including Navarre Corporation (now Speed Commerce, Inc.), Osmonics, Inc. (now wholly-owned by General Electric), Innuity, Inc. (now Web Pros), ValueVision International, Inc. (now ValueVision Media, Inc.), Lloyd’s Food Products, Upsher-Smith Laboratories, Inc., May Printing Co., and Apollo Communications. He also served as executive vice president and a director and founder of Miller Milling Company. Mr. Snow is a trustee of The Minneapolis Institute of Arts. Michael L. Snow is the father of Zachary Snow.

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Zachary Snow was appointed to WHC’s Board of Directors in June of 2013. Zachary Snow is a software engineer and entrepreneur. He is currently Chief Technology Officer of FareHarbor Holdings, a software company based in San Francisco, CA, and Oahu, HI, which he co-founded in early 2013. He has served as a director, officer, founder, engineer and consultant at several small software companies, such as Looker Data Sciences, Inc., Skydiving with Computers, LLC, Instant Automatic, Inc. and Sprint.ly, Inc. over the last three years. Prior to that time, he was a full-time graduate student studying type and proof theory at the Computer Science Department of the University of Minnesota - Twin Cities. Zachary Snow has a Bachelor of Science and a Master of Science degree, both in computer science from the University of Minnesota and is currently enrolled in the University’s Ph.D. program. Zachary Snow is the son of Michael L. Snow.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 30, 2013, Znomics filed an amendment (the “Amendment”) to its Articles of Incorporation with the Nevada Secretary of State. The Amendment effected a reverse stock split, pursuant to which all shares of Znomics common stock (including shares reserved for issuance upon the exercise of outstanding options and warrants) were combined on a 1-for-285 basis. The reverse stock split did not affect Znomics’ authorized capital, which remains at 100,000,000 shares of capital stock, par value $.001. Additionally, consistent with the Merger Agreement, Znomics created a second class of common stock, Class B Common Stock, the holders of which are entitled to 100 votes for each share held.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit	Description
2.1	Agreement and Plan of Merger dated October 31, 2013, by and among Znomics, Inc., a Nevada corporation (the registrant), WHC Acquisition, Inc., a Nevada corporation and wholly owned subsidiary of the registrant, and Williston Holding Company, Inc., a Nevada corporation.

3.1	Certificate of Amendment of Articles of Incorporation of Znomics, Inc., as filed with the Nevada Secretary of State on October 30, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZNOMICS, INC.:
(Registrant)

Date: November 1, 2013	By:	/s/ Lawrence A. Neumann
Lawrence A. Neumann, Chief Financial Officer

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EXHIBIT INDEX

2.1	Agreement and Plan of Merger dated October 31, 2013, by and among Znomics, Inc., a Nevada corporation (the registrant), WHC Acquisition, Inc., a Nevada corporation and wholly owned subsidiary of the registrant, and Williston Holding Company, Inc., a Nevada corporation.

3.1	Certificate of Amendment of Articles of Incorporation of Znomics, Inc., as filed with the Nevada Secretary of State on October 30, 2013.

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